UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): July 8, 2004


                        TREASURE MOUNTAIN HOLDINGS, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                Nevada                000-32741           84-1394211
       ---------------------------   -----------         ------------
      (State or other jurisdiction   (Commission        (IRS Employer
           of incorporation)         File Number)     Identification No.)


              1390 South 1100 East #204, Salt Lake City, Utah 84111
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (801) 322-0253

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Item 5.  Other Events and Regulation FD Disclosure

      On July 8, 2004, Treasure Mountain Holdings, Inc. issued a press release announcing it has entered into a merger agreement with Vyteris, Inc., a privately held company. A copy of the merger agreement and press release are attached hereto as Exhibits 10.1 and 99.1, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Not applicable

      (b)   Not applicable

      (c)   The following exhibits are filed herewith:

            Exhibit 10.1 Merger Agreement and Plan of Reorganization dated July 8, 2004.

            Exhibit 99.1      Press Release of the Company dated July 8, 2004.

SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 12, 2004                          TREASURE MOUNTAIN HOLDINGS, INC.


                                             By: /s/ George I. Norman
                                                -------------------------------
                                                George I. Norman, III, President